PRUDENTIAL FLEXGUARD® INCOME SELECT
SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated December 19, 2024
To
Initial Summary Prospectus dated July 1, 2024

This Supplement should be read in conjunction with the current Initial Summary Prospectus (ISP) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the ISP for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the ISP and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.
This Supplement describes certain changes and updates to your Prospectus. The following changes are effective on February 3, 2025.
1.In the “Overview of the Annuity” section and “Benefit” subsection of the ISP, the third sentence is revised and restated as follows:
“Once Income Withdrawals begin your Index Strategies are limited to the 1-year Point-to-Point with Cap Index Strategies and 1-year Dual Directional Index Strategies.”

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE
PLAZFGINCSELSUP1-ISP